Fees Summary	Jan. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	26,864.86
Total Transaction Valuation	194,531,961.16
Total Offset Amount	0.00
Net Fee	$ 26,864.86